Exhibit 99.3
NOTICE OF REMARKETING
TO HOLDERS OF TRUST PREFERRED INCOME EQUITY SECURITIES (PIERS)
UNITS AND PREFERRED SECURITIES REPRESENTING A COMPONENT OF THE
UNITS OF REINSURANCE GROUP OF AMERICA, INCORPORATED
CUSIP FOR UNITS 759351307
CUSIP FOR PREFERRED SECURITIES 74956T204
To Holders of Units and/or Preferred Securities:
     You are hereby given notice that pursuant to Section 6.6 of an amended and restated trust agreement dated as of December 18, 2001, among Reinsurance Group of America, Incorporated (the “Company”), The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee and the Administrative Trustees named therein (the “Trust Agreement”), Barclays Capital Inc., as the Remarketing Agent, will use its commercially reasonable efforts to remarket the Preferred Securities deemed tendered for purchase on March 1, 2011 (the “Remarketing Date”) in connection with the optional redemption of the Warrants pursuant to Section 5.01 of the Warrant Agreement. The Remarketing is triggered by the optional redemption of the Warrants by the Company.
     Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to them in the Trust Agreement. No representation is made as to the correctness of the CUSIP numbers either as printed on the security or as contained in this notice of a remarketing and reliance may be placed only on the other identification numbers printed on the security, and the remarketing shall not be affected by any defect in or omission of such numbers.
     Pursuant to Section 6.6 of the Trust Agreement, the terms and conditions of the Remarketing are as follows:
     1. On the Remarketing Date, the Remarketing Agent shall use its commercially reasonable efforts to remarket the Preferred Securities deemed tendered for purchase at a price at least equal to 100% of the aggregate Accreted Value as of the end of the day on the day next preceding the Remarketing Settlement Date. The Remarketing Settlement Date will be March 4, 2011, which is three business days following the Remarketing Date.
     2. Upon Remarketing, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on June 5, 2011, which is 93 days following the Remarketing Settlement Date, and payable on June 6, 2011.
     3. On the Remarketing Settlement Date, the rate of interest per annum on the Accreted Value of the Debentures shall become the Reset Rate on the Accreted Value of the Preferred Securities that is determined pursuant to the Remarketing of the Preferred Securities.
     4. Distributions accumulated and unpaid on the Preferred Securities from and including the immediately preceding Distribution Date to, but excluding, the Remarketing

Settlement Date shall be payable to the Holders of the Securities of record on the date that is one business day immediately prior to the Remarketing Settlement Date.
     5. The proceeds from the Remarketing of the Preferred Securities shall be paid to the selling Holders, provided that, the proceeds from the Remarketing of the Preferred Securities that are held pursuant to the Unit Agreement for which the holders of such Units have elected to exercise their Warrants shall be paid directly to the Warrant Agent on behalf of the holders to satisfy in full the Exercise Price of the Warrants held by such holders.
     6. If by 4:00 p.m. (New York City Time) on the Remarketing Date, the Remarketing Agent is unable to remarket all of the Preferred Securities, a “Failed Remarketing” shall be deemed to have occurred. In the event of a Failed Remarketing, (i) beginning on the third Business Day after the Failed Remarketing Date, interest will accrue on the Accreted Value of the Debentures, and Distributions will accumulate on the Accreted Value of the Preferred Securities at the rate described in clause (iii) below; (ii) the Accreted Value of the Debentures as of the end of the day on the day next preceding the Remarketing Settlement Date shall become due on the date which is 93 days following the Remarketing Settlement Date, and, as a result, the Accreted Value of the Preferred Securities as of the end of the day on the day next preceding the Remarketing Settlement Date shall be redeemed on the date which is 93 days following the Remarketing Settlement Date; and (iii) the rate of interest per annum on the Accreted Value of the Debentures shall become 10.25% per annum, and, as a result, the rate of Distribution per annum on the Accreted Value of the Trust Securities shall become 10.25% per annum, which Reset Rate shall accrue and be payable as provided in the Trust Agreement; and (iv) pursuant to the Indenture, the Company no longer shall have the option to defer payments of interest on the Debentures.
     7. A Holder may elect not to participate in the Remarketing. Each Holder of a Preferred Security who desires not to participate in the Remarketing must (A) if such Preferred Security is held pursuant the Unit Agreement, notify the Unit Agent of such intention or (B) if such Preferred Security is not held pursuant to the Unit Agreement, notify the Property Trustee of such intention, in each case by use of a notice in substantially the form of Exhibit A hereto. In each case, such notice must be given prior to 5:00 p.m., New York City time, on February 28, 2011. Any such notice shall be irrevocable and may not be conditioned upon the level at which the Reset Rate is determined pursuant to the Remarketing. In the absence of an affirmative election not to participate in the Remarketing, each Holder will be deemed to have elected to participate in such remarketing.
     8. The shares of common stock underlying the Warrants are registered under the Company’s registration statement on Form S-3 and covered by a prospectus supplement dated February 16, 2011 and related prospectus dated February 15, 2011. Copies of the prospectus supplement and related prospectus may be obtained from the Company at 1370 Timberlake Manor Parkway Chesterfield, Missouri 63017-6039, Attention: Investor Relations or by telephone at (636) 736-7000. The remarketed trust preferred securities are registered under the same registration statement and covered by a prospectus supplement dated February 16, 2011 and a related prospectus dated February 15, 2011, copies of which may be obtained from the Remarketing Agent or by telephone at (888) 603-5847 or email at barclaysprospectus@broadridge.com. This notice shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

Very truly yours, REINSURANCE GROUP OF AMERICA, INCORPORATED
By:	/s/ Jack B. Lay
	Name:	Jack B. Lay
	Title:	Senior Executive Vice President and Chief Financial Officer

A copy of this Remarketing Notice is being sent, first class mail, postage prepaid, to all holders of record of the Units and Preferred Securities.
Dated: February 16, 2011
Copies to:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Unit Agent and
Property Trustee
2 North LaSalle, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration

EXHIBIT A
FORM OF ELECTION NOT TO REMARKET
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
2 North LaSalle, Suite 1020
Chicago, Illinois 60602
Attention: Corporate Trust Administration
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019
Attention: Syndicate Registration
Re: ________ Trust Preferred Income Equity Redeemable Securities (PIERS) Units (“Securities”) of Reinsurance Group of America, Incorporated and RGA Capital Trust I
The undersigned Holder hereby advises you that it has elected NOT to participate in the Remarketing set forth below with respect to the corresponding number of Preferred Securities that are a component of Securities of which the undersigned is the beneficial owner:
Remarketing Settlement Date: ___________________________.
Number of Preferred Securities NOT to Remarket: _____________________.
The notification to the Remarketing Agent to be sent by you on the Business Day immediately preceding the above Remarketing Date shall NOT include the aggregate number of Preferred Securities set forth above. Unless otherwise defined herein, terms defined in the Unit Agreement dated December 18, 2001 among you, in your capacities as Unit Agent, Warrant Agent and Property Trustee and Reinsurance Group of America, Incorporated and the RGA Capital Trust I are used herein as defined therein. This notice is being delivered pursuant to Section 5.1 of the Unit Agreement relating to the Securities and Section 6.6 of the related Amended and Restated Trust Agreement of even date therewith.
Date: ____________________________
Signature: ________________________
Signature Guarantee: _______________
Please print name and address of Registered Holder:
Name: __________________________
Address:_________________________
____________________________
Social Security or other Taxpayer Identification Number, if any:
______________________